UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  February 23, 2026

Commission File Number	Registrant; State of Incorporation; Address and Telephone Number			IRS Employer Identification No.

1-11459	PPL Corporation			23-2758192
(Exact name of Registrant as specified in its charter)
Pennsylvania
645 Hamilton Street
	Allentown,	PA	18101
	(610)	774-5151

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol:	Name of each exchange on which registered
Common Stock of PPL Corporation	PPL	New York Stock Exchange

Junior Subordinated Notes of PPL Capital Funding, Inc.
2007 Series A due 2067	PPL/67	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 - Registrant's Business and Operations

Item 1.01 Entry Into a Material Definitive Agreement

On February 23, 2026, PPL Corporation (the "Company") and PPL Capital Funding, Inc. ("PPL Capital Funding") entered into an underwriting agreement (the "Underwriting Agreement") with the underwriters named in Section 3 thereto (the "Underwriters"), for whom J.P. Morgan Securities LLC, BofA Securities, Inc., Morgan Stanley & Co. LLC and RBC Capital Markets, LLC are acting as representatives, covering the issuance and sale of 20,000,000 equity units, initially in the form of corporate units (the "Corporate Units"). Pursuant to the Underwriting Agreement, the Company also granted the Underwriters an option to purchase up to an additional 3,000,000 Corporate Units to cover over-allotments. On February 26, 2026, the Company completed its offering of the 23,000,000 Corporate Units, including the exercise in full of the Underwriters' over-allotment option.

Each Corporate Unit has a stated amount of $50 and is comprised of (i) a purchase contract (each, a "stock purchase contract") which will obligate the holder to purchase from the Company, no later than February 15, 2029, a certain number of shares of the Company's common stock, $0.01 par value (the "Common Stock"), for $50 in cash; (ii) a 1/40 undivided beneficial ownership interest in $1,000 principal amount of the PPL Capital Funding's 4.02% Remarketable Senior Notes due 2034 (the "2034 RSNs"); and (iii) a 1/40 undivided beneficial ownership interest in $1,000 principal amount of the PPL Capital Funding's 4.02% Remarketable Senior Notes due 2039 (the "2039 RSNs" and, together with the 2034 RSNs, the "RSNs"). Total annual distributions on the Corporate Units will be at the rate of 7.00% of the stated amount, consisting of quarterly contract adjustment payments under the stock purchase contracts in the amount of 2.98% per year and interest on the RSNs in the amount of 4.02% per year. The RSNs are fully and unconditionally guaranteed as to payment of principal, premium, if any, and interest, if any, under guarantees (the "Guarantees") of the Company.

The RSNs were issued pursuant to the Indenture dated as of November 1, 1997 (the "Notes Indenture"), among the Company, PPL Capital Funding and The Bank of New York Mellon (as successor to JPMorgan Chase Bank, N.A. (formerly known as The Chase Manhattan Bank)), as trustee, as amended and supplemented, including by Supplemental Indenture No. 19, establishing the terms of the 2034 RSNs and by Supplemental Indenture No. 20, establishing the terms of the 2039 RSNs, each dated as of February 26, 2026.

The stock purchase contracts were issued pursuant to a Purchase Contract and Pledge Agreement dated as of February 26, 2026 (the "Purchase Contract and Pledge Agreement"), among the Company and The Bank of New York Mellon, as purchase contract agent, collateral agent, custodial agent and securities intermediary.

Under the terms of the Purchase Contract and Pledge Agreement, the RSNs are pledged as collateral to secure the obligations of the holders of the Corporate Units to purchase the shares of Common Stock under the stock purchase contracts that form a part of the Corporate Units. The RSNs will be remarketed, subject to certain terms and conditions, prior to the applicable stock purchase contract settlement date pursuant to the terms of the Purchase Contact and Pledge Agreement and a remarketing agreement to be entered into among the Company, The Bank of New York Mellon and a remarketing agent.

The Corporate Units, including the RSNs and the Guarantees, were registered under the Securities Act of 1933, as amended, pursuant to the joint shelf registration statement (Registration Nos. 333-277140 and 333-277140-04) of the Company and PPL Capital Funding.

The foregoing disclosure is qualified in its entirety by reference to the Underwriting Agreement which is attached hereto as Exhibit 1.1, the Notes Indenture previously filed with the Securities and Exchange Commission and incorporated by reference as Exhibit 4.1 hereto, Supplemental Indenture No. 19, which is attached hereto as Exhibit 4.2, Supplemental Indenture No. 20, which is attached hereto as Exhibit 4.4, the form of 2034 RSN, which is included in Exhibit 4.2 hereto, the form of 2039 RSN, which is included in Exhibit 4.4 hereto, the Purchase Contract and Pledge Agreement, which is attached hereto as Exhibit 4.6, and the forms of Remarketing Agreement, Corporate Unit and Treasury Unit, each of which is included in Exhibit 4.6 hereto.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

	1.1	Underwriting Agreement, dated February 23, 2026, among the Company and the Underwriters named in Schedule I thereto.
	4.1	Indenture, dated as of November 1, 1997, among PPL Capital Funding, Inc., PPL Corporation and The Bank of New York Mellon (as successor to JPMorgan Chase Bank, N. A. (formerly known as The Chase Manhattan Bank)), as Trustee (incorporated by reference to Exhibit 4.1 to PPL Corporation's Current Report on Form 8-K (File No. 1-11459) dated November 12, 1997).
	4.2	Supplemental Indenture No. 19 to the Notes Indenture, dated as of February 26, 2026, providing for the issuance of the 2034 RSNs.
	4.3	Form of 4.02% Remarketable Senior Notes due 2034 of PPL Capital Funding (included in Exhibit 4.2(a) above).
	4.4	Supplemental Indenture No. 20 to the Notes Indenture, dated as of February 26, 2026, providing for the issuance of the 2039 RSNs.
	4.5	Form of 4.02% Remarketable Senior Notes due 2039 of PPL Capital Funding (included in Exhibit 4.4 above).
	4.6	Purchase Contract and Pledge Agreement, dated as of February 26, 2026, among the Company and The Bank of New York Mellon, as Purchase Contract Agent, Collateral Agent, Custodial Agent and Securities Intermediary.
	4.7	Form of Corporate Unit Certificate (included in Exhibit 4.6 above).
	4.8	Form of Treasury Unit Certificate (included in Exhibit 4.6 above).
	4.9	Form of Remarketing Agreement (included in Exhibit 4.6 above).
	5.1	Opinion of Davis Polk & Wardwell LLP relating to the Corporate Units.
	5.2	Opinion of W. Eric Marr, Assistant General Counsel of PPL Services Corporation.
	8.1	Tax Opinion of Davis Polk & Wardwell LLP relating to the Corporate Units.
	23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1 above).
	23.2	Consent of W. Eric Marr (included in Exhibit 5.2 above).
	23.3	Consent of Davis Polk & Wardwell LLP (included in Exhibit 8.1 above).
	104	Cover Page Interactive Data File - The cover page iXBRL tags are embedded within the inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PPL CORPORATION

By:	/s/ Marlene C. Beers
Marlene C. Beers Vice President and Controller

Dated:  February 26, 2026